For the semi-annual period ended 4/30/14
File number 811-07064

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  Chegg, Inc.


2.   Date of Purchase:  November 12, 2013


3.   Number of Securities Purchased:  8,500


4.   Dollar Amount of Purchase:  $106,250


5.   Price Per Unit:  $12.50


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  BofA


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER
J.P. Morgan Securities LLC
Jefferies
Piper Jaffray
Raymond James
BMO Capital Markets



For the semi-annual period ended 4/30/14
File number 811-07064

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  Vince Holding Corp


2.   Date of Purchase:  November 21, 2013


3.   Number of Securities Purchased:  4,700


4.   Dollar Amount of Purchase:  $94,000


5.   Price Per Unit:  $20.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Goldman Sachs


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER
Robert W. Baird & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Barclays Capital Inc.
J.P. Morgan Securities LLC
Wells Fargo Securities, LLC
KeyBanc Capital Markets Inc.
Stifel, Nicolaus & Company, Incorporated
William Blair & Company, LLC



For the semi-annual period ended 4/30/14
File number 811-07064

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  RSP Permian Inc.


2.   Date of Purchase:  January 17, 2014


3.   Number of Securities Purchased:  30,700


4.   Dollar Amount of Purchase:  $598,650


5.   Price Per Unit:  $19.50


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  	Barclays


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER
J.P. Morgan Securities LLC
Tudor, Pickering, Holt & Co.
Raymond James
RBC Capital Markets
UBS Investment Bank
Jefferies LLC
Johnson Rice & Company LLC
Simmons & Company International
Scotia Bank / Howard Weil
Stephens Inc.
Citigroup
Comerica Securities



For the semi-annual period ended 4/30/14
File number 811-07064

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  Care.com


2.   Date of Purchase:  January 23, 2014


3.   Number of Securities Purchased:  2,500


4.   Dollar Amount of Purchase:  $42,500


5.   Price Per Unit:  $17.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Morgan Stanley


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER
BofA Merill Lynch
J.P. Morgan Securities LLC
Allen & Company LLC
Stifel




For the semi-annual period ended 4/30/14
File number 811-07064

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  Talmer Bancorp, Inc.


2.   Date of Purchase:  February 11, 2014


3.   Number of Securities Purchased:  14,200


4.   Dollar Amount of Purchase:  $184,600


5.   Price Per Unit:  $13.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Keefe, Bruyette & Woods


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER
J.P. Morgan Securities LLC
Raymond James
RBC Capital Markets
Sterne Agee
Sandler O'Neill + Partners, LP


For the semi-annual period ended 4/30/14
File number 811-07064

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  Inogen, Inc.


2.   Date of Purchase:  February 13, 2014


3.   Number of Securities Purchased:  4,200


4.   Dollar Amount of Purchase:  $67,200


5.   Price Per Unit:  $16.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Leerink Partners


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER
J.P. Morgan Securities LLC
William Blair
Stifel


For the semi-annual period ended 4/30/14
File number 811-07064

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Growth Portfolio


1.   Name of Issuer:  Castlight Health (CSLT)


2.   Date of Purchase:  March 14, 2014


3.   Number of Securities Purchased:  842


4.   Dollar Amount of Purchase:  $13,472


5.   Price Per Unit:  $16.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Goldman Sachs & Co.


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER
Morgan Stanley
Allen & Company LLC
Stifel
Canaccord Genuity
Raymond James & Associates, Inc.













For the semi-annual period ended 4/30/14
File number 811-07064

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Growth Portfolio


1.   Name of Issuer:  Paylocity Holdings (PCTY)


2.   Date of Purchase:  March 19, 2014


3.   Number of Securities Purchased:  2,814


4.   Dollar Amount of Purchase:  $47,838.00


5.   Price Per Unit:  $17.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER
Deutsche Bank Securities, Inc.
William Blair
JMP Securities
Raymond James & Associates, Inc.
Needham & Company













For the semi-annual period ended 4/30/14
File number 811-07064

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  Q2 Holdings, Inc.


2.   Date of Purchase:  March 19, 2014


3.   Number of Securities Purchased:  500


4.   Dollar Amount of Purchase:  $6,500


5.   Price Per Unit:  $13.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Stifel


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER
J.P. Morgan Securites LLC
RBC Capital Markets
Raymond James
Canaccord Genuity
Needham & Co.